EXHIBIT 10.2

IN THE CIRCUIT COURT IN THE TWELFTH JUDICIAL CIRCUIT
IN AND FOR SARASOTA COUNTY, FLORIDA

CIVIL ACTION NO.

IBC Funds, LLC,
a Nevada Limited Liability Corporation,
Plaintiff,

-against-

Pharmagen, Inc.,
a Nevada Corporation,
Defendant.
____________________________________/

ORDER GRANTING APPROVAL OF SETTLEMENT AGREEMENT

This matter having come on for a hearing on the 30th day of August, 2013, to approve the Settlement Agreement entered into as of August 28, 2013 between Plaintiff, IBC Funds, LLC (“Plaintiff”) and Defendant, Pharmagen, Inc. (“Defendant” and collectively with Plaintiff, the “Parties”), and the Court having held a hearing as to the fairness of the terms and conditions of the Settlement Agreement and being otherwise fully advised in the premises, the Court hereby finds as follows:

1.           The Court has been advised that the Parties intend that the sale of the Shares (as defined by the Settlement Agreement and, hereinafter, the “Shares”) to and the resale of the Shares by Plaintiff in the United States, assuming satisfaction of all other applicable securities laws and regulations, will be exempt from registration under the Securities Act of 1933 (the “Securities Act”) in reliance upon Section 3(a)(10) of the Securities Act based upon this Court’s finding herein that the terms and conditions of the issuance of the Shares by Defendant to Plaintiff are fair to Plaintiff;

2.           The hearing having been scheduled upon the consent of Plaintiff and Defendant, Plaintiff has had adequate notice of the hearing and Plaintiff is the only party to whom Shares will be issued pursuant to the Settlement Agreement;

3.           The terms and conditions of the issuance of the Shares in exchange for the release of certain claims as set forth in the Settlement Agreement are fair to Plaintiff, the only party to whom the Shares will be issued;

4.           The fairness hearing was open to Plaintiff. Plaintiff was represented by counsel at the hearing who acknowledged that adequate notice of the hearing was given and consented to the entry of this Order.

It is hereby ORDERED AND ADJUDGED that the Settlement Agreement is hereby approved as fair to the party to whom the Shares will be issued, within the meaning of Section 3(a)(10) of the Securities Act and that the sale of the Shares to Plaintiff and the resale of the Shares in the United States by Plaintiff, assuming satisfaction of all other applicable securities laws and regulations, will be exempt from registration under the Securities Act of 1933.

SO ORDERED, this ___ day of ___________, 2013.

The Honorable ________________________

Conformed copies to:

Charles N. Cleland, Jr., Esq.
Michael G. Brown, Esq.

IN THE CIRCUIT COURT IN THE TWELFTH JUDICIAL CIRCUIT
IN AND FOR SARASOTA COUNTY, FLORIDA

CIVIL ACTION NO.

IBC Funds, LLC,
a Nevada Limited Liability Corporation,
Plaintiff,

-against-

Pharmagen, Inc.,
a Nevada Corporation,
Defendant.
____________________________________/

STIPULATION OF DISMISSAL

IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned, the attorneys of record for all the parties to the above-entitled action, pursuant to the Florida Rules of Civil Procedure, that whereas no party hereto is an infant or incompetent person for whom a committee has been appointed or conservatee and no person not a party has an interest in the subject matter of the action, the above-entitled action be, and the same hereby is, discontinued with prejudice, each party to bear its own costs.

This Stipulation may be filed without further notice with the Clerk of the Court.

Dated: _______________________, 2013

/s/ Charles N. Cleland, Jr.	/s/ Michael G. Brown
Charles N. Cleland, Jr., Esq. CHARLES N. CLELAND, JR., P.A. Florida Bar No. 0896195 2193 Ringling Blvd. Sarasota, Florida 34237 (941) 955-1595 phone (941) 953-7185 facsimile Attorney for Plaintiff	Michael G. Brown, Esquire P.O. Box 19702 Sarasota, Florida 34237 941-780-1300 (phone) 941-296-7500 (fax) Florida Bar No. 0148709 Attorney for Defendant

SO ORDERED:	____________________________________
The Honorable ________________________